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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                          (AMENDMENT NO. 1 TO FORM 8-K)
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - OCTOBER 25, 2001


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)



            TEXAS                       1-12833                75-2669310
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)


                              TXU ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)



            TEXAS                       1-11668                75-1837355
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)





                 ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS
               75201-3411 (Address of principal executive offices,
                               including zip code)

       REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE -(214) 812-4600

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         Item 5. "Other Events and Regulation FD Disclosure." contained in the
Current Report on Form 8-K of TXU Corp. and TXU Electric Company, as filed on October 25, 2001, is deleted in its entirety and replaced by the following in order to correct the ratio of earnings to fixed charges for the nine months ended September 30, 2001:


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


                  On October 25, 2001, TXU Electric Company (the "Company") announced the following results of operations:

                                                           (Unaudited)
                                                 Nine Months Ended September 30,
                                                 -------------------------------
                                                   (In Millions, Except Ratios)
                                                     2001              2000
                                                     ----              ----
         Operating Revenues                       $ 6,060          $  5,479
         Net Income                               $   785          $    731
         Ratio of Earnings to Fixed Charges           4.0               4.0

                  Operating results for the nine month periods are not necessarily indicative of the results that may be expected for a full year. Reference is made to the Company's Annual Report on Form 10-K for the year ended December 31, 2000, as amended by a Form 10-K/A filed on April 3, 2001, and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001 for financial information regarding the periods ended December 31, 2000, March 31, 2001, June 30, 2001 and September 30, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TXU CORP.

                                       By:   /s/ Biggs C. Porter
                                             -------------------
                                             Name:  Biggs C. Porter
                                             Title: Controller and Principal
                                                    Accounting Officer


                                       TXU ELECTRIC COMPANY

                                       By:   /s/ Biggs C. Porter
                                             -------------------
                                             Name:  Biggs C. Porter
                                             Title: Vice President, Principal
                                                    Accounting Officer


Date:  December 12, 2001